Liquidity and Financial Condition (Details 1) - Reorganization Adjustments [Member]	Jun. 30, 2016 USD ($)
Sources:
Net proceeds from Exit Facility	$ 1,319,001
Total sources	1,319,001
Uses:
Predecessor accounts payable and accrued expenses paid upon emergence	185,979
Other payments made upon emergence	177,219
Total uses	363,198
Net Sources	$ 955,803	[1]

[1]	Reflects the net cash payments recorded as of the Effective Date from implementation of the Plan: Sources: Net proceeds from Exit Facility $ 1,319,001 Total sources 1,319,001 Uses: Predecessor accounts payable and accrued expenses paid upon emergence 185,979 Other payments made upon emergence 177,219 Total uses 363,198 Net Sources $ 955,803